UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

Summit GNMA Fund	October 31, 2012

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The past year saw another round of positive, if more modest, returns for longer-term bond investors, while investors seeking short-term income continued to see negligible returns due to the Federal Reserve’s zero interest rate policy. The performance of the two Summit Income funds continued to reflect those very different environments. The Summit Cash Reserves Fund’s returns remained near 0%, along with those of other money market funds, while the Summit GNMA Fund recorded a decent gain that compared favorably with its benchmark and peer group.

ECONOMY AND INTEREST RATES

Investors faced another challenging and uncertain market environment over the last 12 months, characterized by lingering concerns over the resiliency and strength of the global economy. A primary factor driving volatility was the European sovereign debt crisis. Fears of a Greece exit from the European Union during the spring and increased concerns about the fiscal outlook for Spain and other peripheral countries led to worries over the summer that the eurozone might collapse. The deepening crisis led European Central Bank (ECB) President Mario Draghi to state on July 26 that the ECB would do “whatever it takes” to save the euro, a promise that was echoed the next day by the leaders of France and Germany. In early September, the ECB announced a conditional plan to buy the short-term sovereign debt of troubled European nations to keep borrowing costs at manageable levels.

Europe’s problems threatened the momentum of the U.S. economic recovery, which helped prompt further accommodative monetary policy from the Federal Reserve. With the labor market failing to gain traction, the Federal Reserve announced a third round of quantitative easing (more commonly called QE3) near the end of our fiscal year. In what was widely interpreted as a victory for the “doves”—or those Fed officials willing to accept the risk of higher inflation in order to bring down the unemployment rate—the central bank announced that it would begin buying $40 billion worth of agency mortgage-backed securities (MBS) every month. Significantly, the Fed set no expiration date on its buying program, but rather indicated that it would continue making asset purchases as long as “the outlook for the labor market does not improve substantially.” The Fed also extended its policy rate guidance by half a year, anticipating that “exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.” While the “fiscal cliff” of large tax hikes and spending cuts loomed over the horizon, Congress delayed debate over fiscal reform until the fall presidential election.

Against this backdrop, fixed income markets saw broadly based positive returns, with credit-sensitive sectors of the bond market outpacing returns in the U.S. Treasury and government-guaranteed mortgage-backed sectors. Concerns over Europe helped to pressure interest rates to the lowest levels on record: The benchmark 10-year Treasury note moved to 1.39% in mid-July before moving marginally higher later in our reporting period. The Barclays U.S. Aggregate Bond Index, a broad measure of risk-free and high-grade fixed income securities, returned 5.25% for the 12 months ended October 31, 2012. Yields on agency-related fixed rated mortgage-backed securities declined over the past year, helping the sector outperform risk-free Treasuries with similar maturities. In line with Federal Reserve policy, short-term Treasury yields remained just above 0%. While this served the Fed’s purpose of lowering borrowing costs and pushing investors into higher-risk securities, those seeking short-term, risk-free income continued to see negligible returns from their investments.

SUMMIT CASH RESERVES FUND
Your fund returned 0.01% over both the 6- and 12-month periods ended October 31, 2012. Like many of its peers, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield for the fund. While performance comparisons in this environment are difficult, the fund’s longer-term returns have compared favorably with other taxable money funds. Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 58 of 245, 117 of 233, 32 of 222, and 18 of 182 money market funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2012, respectively. (Past performance cannot guarantee future results.)

During the fund’s reporting period, policymakers undertook a couple of positive steps to remove some of the uncertainty surrounding the financial markets. Importantly, the ECB, as previously described, has actively adopted a monetary policy designed to revive its economies and to ensure liquidity for some of its more troubled member countries. In addition, the rating agency Moody’s concluded its review of many large, global banks. Markets have taken comfort, as some the uncertainties worrying investors have receded a bit.

With near-term risk diminished, money market rates have moved lower. The three-month LIBOR rate, a benchmark of bank financing costs, has dropped steadily from 0.47% to 0.31% over our reporting period. Risk-free investment rates held mostly steady, as Treasury and repurchase agreements (REPO) rates were fairly unchanged. Three-month Treasury bills have traded in a range between 0.07% and 0.11%, while one-year Treasury bills traded mostly between 0.16% and 0.18%. An excess of supply in high-quality repurchase agreement collateral has recently kept REPO rates trading higher than the rest of the Treasury market, with overnight and seven-day REPO rates averaging 0.18% to 0.20%. Municipal variable rate securities remain a sizable portion of the portfolio, although rates have dropped slightly. Rates over the reporting period have averaged 0.17%.

With very little change to our interest rate forecast, we are maintaining the strategy that has served us well in the recent past. We are keeping the fund’s weighted average maturity longer than that of the competitive average, as we expect this low rate environment to continue for more than a year. With so many unprecedented events taking place in the financial markets, we remain wary of the credit environment, and we are continuing to target only the highest-quality investments. Relative value decisions remain paramount as we weigh the risk versus the return of our various investment options. While selecting securities, we have a preference for nonfinancial companies that are raising money for working capital or other credit-positive needs. As always—but especially in the current low interest rate environment—our focus remains on principal stability, quality, and liquidity.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 1.38% over the six months and 3.60% over the 12 months ended October 31, 2012. As shown in the Performance Comparison table, the portfolio modestly outperformed the Barclays U.S. GNMA Index and the Lipper GNMA Funds Average. The fund’s performance built on a record that compares favorably with the majority of its peers over longer time periods. Based on cumulative total return, the fund was ranked 23 of 69, 24 of 65, 28 of 60, and 19 of 52 GNMA funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended October 31, 2012, respectively. (Past performance cannot guarantee future results.)

While gridlock in D.C. ahead of the fall presidential election generally kept regulatory changes to a minimum, the housing policy proved an exception and represented a larger challenge for investors to navigate. With interest rates at the lowest levels on record and the housing market continuing to recover, the administration had a renewed focus on raising the level of mortgage refinance activity to provide consumers greater access to low mortgage rates and provide further stimulus to the economy. Ultimately, modifications to the Home Affordable Refinance Program (HARP 2.0) and streamlining of Federal Housing Administration (FHA) loan refinancing led to a quickened pace of refinance activity.

While a positive for homeowners, the change in policy weakened the fundamentals supporting government-sponsored and -guaranteed MBS, weighing on valuations. Similarly, in September, the Federal Reserve once again expanded its efforts to support the market through additional asset purchases. As described above, the Fed began purchasing $40 billion in agency MBS every month, putting additional downward pressure on interest rates and supporting the improving housing sector with lower mortgage rates.

With interest rates less volatile than in previous periods, we focused less on interest rate positioning and spent much of the year looking for attractive fundamental, risk-appropriate ways to deliver income to our investors. Specifically, we lowered our allocation to traditional GNMA fixed rate mortgage-backed pass-through securities and increased our weighting in GNMA collateralized mortgage obligations, which provide greater income stability in the current environment and protection against refinancing activity. Additionally, in order to protect against refinancing, we also increased our modest positions in higher-rated and shorter-term maturity commercial mortgage-backed securities to provide greater diversification to sectors with improving fundamentals. We have found another attractive alternative in liquid floating rate notes supported by high-quality UK MBS.

While additional support from the Federal Reserve has improved liquidity and rectified potential imbalances in the mortgage market, we remain cautious of broader economic and underlying fundamental factors that can impact valuations within the sector. Fiscal challenges in the U.S. and Europe, as well as uncertainty over employment trends and Federal Reserve policy, lead us to favor fundamentally attractive, income-producing securities within the government-guaranteed mortgage-backed sector as well as issues with a lower sensitivity to moves in longer-term interest rates.

OUTLOOK

With valuations stretched in many fixed income sectors, we believe the importance of careful research into individual securities is more important than ever. Rigorous analysis of this sort is one of the hallmarks of the investment process at T. Rowe Price. While fixed income markets promise to remain volatile over the next couple of years—and returns on short-term investments are likely to remain disappointing—we are confident that we will be able to work with our extensive staff of analysts to seize opportunities as they become available.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 15, 2012

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Collateralized mortgage obligation: Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit-quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE					
Beginning of period	$ 10.31	$ 10.30	$ 10.05	$ 9.43	$ 9.58
Investment activities					
Net investment income[(1)]	0.25	0.35	0.37	0.41	0.45
Net realized and unrealized gain (loss)	0.11	0.16	0.30	0.66	(0.14)
Total from investment activities	0.36	0.51	0.67	1.07	0.31
Distributions					
Net investment income	(0.41)	(0.41)	(0.42)	(0.45)	(0.46)
Net realized gain	(0.06)	(0.09)	–	–	–
Total distributions	(0.47)	(0.50)	(0.42)	(0.45)	(0.46)
NET ASSET VALUE					
End of period	**$ 10.20**	**$ 10.31**	**$ 10.30**	**$ 10.05**	**$ 9.43**

Ratios/Supplemental Data

Total return[(2)]	**3.60%**	**5.16%**	**6.79%**	**11.52%**	**3.24%**
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.42%	3.43%	3.65%	4.17%	4.63%
Portfolio turnover rate	269.9%[(3)]	296.6%[(3)]	114.2%[(3)]	61.0%	130.0%[(3)]
Portfolio turnover rate, excluding mortgage dollar roll transactions	181.9%	237.0%	112.1%	61.0%	87.1%
Net assets, end of period (in thousands)	$ 231,784	$ 187,994	$ 193,626	$ 161,911	$ 92,328

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 4).

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 1.3%		
Auto Backed 1.3%		
Motor Series 2012-A, Class A1C 1.286%, 2/25/20 (1)	250	246
Smart Trust Australia Series 2012-1USA, Class A3A 1.50%, 5/14/16 (1)	2,275	2,296
Smart Trust Australia Series 2012-4US, Class A3A 0.97%, 3/14/17	400	400
Total Asset-Backed Securities (Cost $2,924)		2,942
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.9%		
Commercial Mortgage Backed Securities 1.7%		
Credit Suisse Mortgage Capital Certificates Series 2008-C1, Class A3, VR 6.073%, 2/15/41	135	158
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4, VR 5.444%, 3/10/39	1,520	1,750
JPMorgan Chase Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	520	534
UBS Barclays Commercial Mortgage Trust Series 2012-C2, Class A4 3.525%, 5/10/63	1,565	1,706
		4,148
Home Equity Loans Backed 0.1%		
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	102	77

Chase Funding Mortgage Loan Series 2003-1, Class 1A6 4.458%, 3/25/14	41	41
		118

Whole Loans Backed 0.1%

Banc of America Mortgage Securities Series 2004-I, Class 3A2, VR 3.121%, 10/25/34	12	12
Banc of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.965%, 2/25/34	47	46
Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 3.015%, 11/25/35	131	113
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, VR 4.704%, 6/25/34	49	51
		222

Total Non-U.S. Government Mortgage-Backed Securities (Cost $4,403)	4,488

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 99.2%

U.S. Government Agency Obligations 1.2% (2)

Federal Home Loan Mortgage		
6.50%, 7/1/14 - 8/1/36	304	343
7.00%, 11/1/30	9	10
Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18	6	—
Federal National Mortgage Assn.		
6.00%, 8/1/34 - 1/1/39	1,445	1,622
6.50%, 10/1/37 - 10/1/38	800	909
Federal National Mortgage Assn., ARM, 2.621%, 11/1/35	41	44

Federal National Mortgage Assn., IO, 8.50%, 4/25/22	5	1
		2,929
U.S. Government Obligations 98.0%		
Government National Mortgage Assn.		
2.50%, 6/20 - 9/20/27	6,276	6,640
3.00%, 6/15/27	2,547	2,718
3.50%, 12/20/25 - 9/20/42	10,508	11,267
4.00%, 12/20/25 - 2/20/41	26,258	28,789
4.50%, 6/20/24 - 4/15/41	58,733	64,843
5.00%, 12/15/17 - 3/20/41	37,048	41,005
5.50%, 10/20/32 - 12/20/39	20,890	23,231
6.00%, 4/15/13 - 7/20/39	10,396	11,860
6.50%, 12/15/14 - 4/20/39	3,005	3,448
7.00%, 12/15/13 - 10/20/36	1,307	1,547
7.50%, 7/15/23 - 3/15/32	240	280
8.00%, 5/15/17 - 5/20/29	62	69
8.50%, 6/15/17 - 3/15/27	52	54
9.00%, 4/15/18 - 3/20/25	12	14
9.50%, 12/20/20	3	4
10.00%, 12/15/17 - 3/15/26	31	34
10.50%, 1/15/16 - 10/15/19	6	6
11.00%, 9/15/15 - 9/20/17	2	2
Government National Mortgage Assn., CMO		
2.00%, 6/16/42	1,126	1,155
4.00%, 10/20/38 - 7/20/41	6,044	6,794
4.50%, 8/20/37	1,207	1,258
5.00%, 7/16/39	2,527	2,739
Government National Mortgage Assn., CMO, IO		
4.00%, 12/20/35 - 2/20/39	8,061	959

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2012. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at October 31, 2012, totaled $1,000 for the year ended October 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 1% and 5% of net assets.

Interest Rate Swaps The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration and credit exposure. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended October 31, 2012, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the year ended October 31, 2012, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended October 31, 2012, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc., that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of October 31, 2012, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of October 31, 2012, no collateral was pledged by either the fund or counterparties for covered OTC instruments. As of October 31, 2012, securities valued at $89,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $15,569,000 and $17,525,000, respectively, for the year ended October 31, 2012. Purchases and sales of U.S. government securities aggregated $648,457,000 and $597,098,000, respectively, for the year ended October 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2012 and October 31, 2011, were characterized for tax purposes as follows:

At October 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and
Shareholders of T. Rowe Price Summit GNMA Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit GNMA Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $310,000 from short-term capital gains,

  $1,218,000 from long-term capital gains, subject to the 15% rate gains category.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[138]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006
[138]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1993	Vornado Real Estate Investment Trust (2004 to present); Director
[138]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[138]

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[138]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[138]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[138]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[138]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[138]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[46]	and T. Rowe Price International

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit Funds	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price; formerly Senior
Vice President	Portfolio Manager, Senior Trader, and Analyst,
Fannie Mae (to 2010)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Christopher P. Brown (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jared S. Franz (1977)	Vice President, T. Rowe Price; formerly student,
Vice President	University of Illinois at Chicago (to 2008)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Martin G. Lee (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008)

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012